UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: September 30, 2009

Date of earliest event reported: September 25, 2009

Atlas Energy Resources, LLC

(Exact name of registrant as specified in its charter)

Delaware	1-33193	75-3218520
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Westpointe Corporate Center One, 1550 Coraopolis Heights Road
Moon Township, PA	15108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 412-262-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 29, 2009, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 27, 2009, by and among Atlas America, Inc. (now known as “Atlas Energy, Inc.”) ( “Atlas America”), Atlas Energy Resources, LLC (“Atlas Energy”), Atlas Energy Management, Inc. (“Atlas Energy Management”) and ATLS Merger Sub, LLC (“Merger Sub”), Merger Sub merged with and into Atlas Energy, with Atlas Energy as the surviving entity (the “Merger”). The Merger was effective as of 5:00 p.m., Eastern Daylight Time, on September 29, 2009. In the Merger, each Class B common unit of Atlas Energy (“Atlas Energy common units”) outstanding as of immediately prior to the effective time of the Merger, other than Atlas Energy common units held by Atlas America and its subsidiaries, was converted into the right to receive 1.16 (the “Exchange Ratio”) shares of common stock of Atlas America. In addition, in the Merger, each outstanding restricted unit, phantom unit and unit option of Atlas Energy was converted into an equivalent restricted share, phantom share and stock option of Atlas America, respectively, with adjustments in the number of shares and exercise price to reflect the Exchange Ratio, but otherwise on the same terms and conditions as were applicable prior to the Merger. Each Class A common unit of Atlas Energy and management incentive interest of Atlas Energy, all of which are held by Atlas Energy Management, a wholly owned subsidiary of Atlas America, remained outstanding. As a result of the Merger, Atlas Energy became a wholly owned subsidiary of Atlas America, with 100% of the Atlas Energy common units held directly by Atlas America and with 100% of the Atlas Energy Class A common units and management incentive interests held by Atlas Energy Management, a wholly owned subsidiary of Atlas America. Prior to the merger, Atlas America and its subsidiaries (other than Atlas Energy and its subsidiaries) beneficially owned, within the meaning of Rule 13d-3 of the U.S. Securities and Exchange Act of 1934, as amended, 29,952,996 Atlas Energy common units, representing approximately 47.3% of the outstanding common units.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, Atlas Energy has notified the New York Stock Exchange (the “NYSE”) of the completion of the Merger and has requested that the NYSE file a notification of removal from listing on Form 25 with the U.S. Securities and Exchange Commission with respect to the Atlas Energy common units.

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, each Atlas Energy common units outstanding as of immediately prior to the effective time of the Merger, other than Atlas Energy common units held by Atlas America and its subsidiaries, was converted into the right to receive the shares of common stock of Atlas America reflecting the Exchange Ratio. In addition, in the Merger, each outstanding restricted unit, phantom unit and unit option of Atlas Energy was converted into an equivalent restricted share, phantom share and stock option of Atlas America, respectively, with adjustments in the number of shares and exercise price to reflect the Exchange Ratio, but otherwise on the same terms and conditions as were applicable prior to the Merger. See the disclosure regarding the Merger and the Merger Agreement under Item 2.01 above for additional information.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, Atlas Energy became a wholly owned subsidiary of Atlas America, with 100% of the Atlas Energy common units held directly by Atlas America and with 100% of the Atlas Energy Class A common units and management incentive interests held by Atlas Energy Management, a wholly owned subsidiary of Atlas America. See the disclosure regarding the Merger and the Merger Agreement under Item 2.01 above for additional information.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By virtue of the Merger, each of Jessica K. Davis, Walter C. Jones, Ellen F. Warren and Bruce M. Wolf, who were members of the Board of Directors of Atlas Energy prior to the Merger, ceased to be directors of Atlas Energy as of the effective time of the Merger. Each of Edward E. Cohen, Jonathan Z. Cohen and Richard D. Weber shall remain directors of Atlas Energy.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, the Operating Agreement of Atlas Energy has been amended as of the effective time of the Merger. The Operating Agreement was amended to remove provisions no longer applicable to Atlas Energy as a wholly owned subsidiary of Atlas America. The Second Amended and Restated Operating Agreement of Atlas Energy is attached hereto as Exhibit 3.2.

Item 8.01.	Other Events.

On September 25, 2009, Atlas America and Atlas Energy issued a joint press release announcing the result of their respective special meetings, including announcing that Atlas Energy’s unitholders approved the Merger. The text of the press release, which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

On September 29, 2009, Atlas America issued a press release announcing the completion of the Merger. The text of the press release, which is attached hereto as Exhibit 99.2, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of April 27, 2009 by and among Atlas America, Inc., Atlas Energy Resources, LLC, Atlas Energy Management, Inc. and ATLS Merger Sub, LLC (incorporated by reference to Exhibit 2.1 of Atlas Energy’s Current Report on Form 8-K, filed on April 28, 2009).

3.2	Amended and Restated Operating Agreement of Atlas Energy Resources, LLC.

99.1	Press Release, dated September 25, 2009, announcing the result of the Atlas America, Inc. and Atlas Energy Resources, LLC special meetings.

99.2	Press Release, dated September 29, 2009, announcing completion of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY RESOURCES, LLC

Date: September 30, 2009	By:	/s/ Lisa Washington
Lisa Washington
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of April 27, 2009 by and among Atlas America, Inc., Atlas Energy Resources, LLC, Atlas Energy Management, Inc. and ATLS Merger Sub, LLC (incorporated by reference to Exhibit 2.1 of Atlas Energy’s Current Report on Form 8-K, filed on April 28, 2009).

3.2	Amended and Restated Operating Agreement of Atlas Energy Resources, LLC.

99.1	Press Release, dated September 25, 2009, announcing the result of the Atlas America, Inc. and Atlas Energy Resources, LLC special meetings.

99.2	Press Release, dated September 29, 2009, announcing completion of the Merger.